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                                                                 EXHIBIT 10.78

                               AMENDMENT NO. 2

                                     to

                          AIRCRAFT LEASE AGREEMENT

     THIS LEASE AMENDMENT is made this 22nd day of April, 1993, by and between INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as "LESSOR"), and WORLD AIRWAYS, INC., a Delaware corporation whose address and principal place of business is at 13873 Park Center Road, Herndon, Virginia 22071 (hereinafter referred to as "LESSEE").

RECITALS
- --------

     A. LESSOR and LESSEE have previously entered into that certain Aircraft Lease Agreement dated September 30, 1992 (the "Lease"), relating to one (1) McDonnell Douglas MD-11 aircraft, bearing Manufacturer's serial No. 48520, and FAA registration number N273WA (the "Aircraft").

     B. Pursuant to Article 5.2.1 of the Lease, LESSOR and LESSEE agreed that in addition to the Fixed Rent amounts, LESSEE shall pay to LESSOR, 1.25% of the cost of any SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration and the cost of any Buyer Furnished Equipment paid for by LESSOR in excess or US$ 2,100,000. The cost of SCN's requested by LESSEE and paid for by LESSOR over and above LESSOR's 409Y baseline configuration totalled US$ 27,988. 1.25% of US$ 27,988 equals a monthly Fixed Rent increase in the amount of US$ 350. At Delivery, the cost of Buyer Furnished Equipment paid for by LESSOR did not exceed US$ 2,100,000.

     C.  LESSOR and LESSEE now desire to amend the Lease as set forth below.

     In consideration of the terms and conditions set forth in the Lease and set forth below, LESSOR and LESSEE hereby agree as follows:

1. The Fixed Rent schedule in Article 1.6 of the Lease is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

     "1.6     Period of Lease Term     Fixed Rent
              --------------------     ----------

                   Year 1              US$ 581,504
                   Year 2              US$ 587,316
                   Year 3              US$ 593,127
                   Year 4              US$ 598,939
                   Year 5              US$ 604,750"

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2.   The Fixed Rent schedule in Article 1.7 of the Lease is hereby deleted in its entirety and replaced with the following Fixed Rent schedule:

     "1.7        Period of Lease Term            Fixed Rent
                 ---------------------            ----------

                        Year 6                   US$ 606,350
                        Year 7                   US$ 607,865
                        Year 8                   US$ 609,380
                        Year 9                   US$ 610,895
                        Year 10                  US$ 612,410
                        Year 11                  US$ 613,925
                        Year 12                  US$ 615,440
                        Year 13                  US$ 616,955
                        Year 14                  US$ 618,470
                        Year 15                  US$ 619,985"

3. The Fixed Rent schedule in Article 5.2.1 of the Lease is hereby deleted in its entirety and replaced with the following schedule:

     "5.2.1      Period of Lease Term            Fixed Rent
                 --------------------            ----------

                        Year 1                   US$ 581,504
                        Year 2                   US$ 587,316
                        Year 3                   US$ 593,127
                        Year 4                   US$ 598,939
                        Year 5                   US$ 604,750"

4. The Fixed Rent schedule in Article 5.3 of the Lease is hereby deleted in its entirety and replaced with the following schedule:

     "5.3        Period of Lease Term            Fixed Rent
                 --------------------            ----------

                        Year 6                   US$ 606,350
                        Year 7                   US$ 607,865
                        Year 8                   US$ 609,380
                        Year 9                   US$ 610,895
                        Year 10                  US$ 612,410
                        Year 11                  US$ 613,925
                        Year 12                  US$ 615,440
                        Year 13                  US$ 616,955
                        Year 14                  US$ 618,470
                        Year 15                  US$ 619,985"


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5.   For avoidance of doubt, the Variable Rent stipulated in Articles 1.6,
1.7, 5.2.2 and 5.3 will remain the same, unchanged, in full force and effect.

6. Except as specifically set forth in this Amendment, all terms and conditions of the Lease will remain in full force and effect during the Term of the Lease.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Amendment No. 2 to Aircraft Lease Agreement dated September 30, 1992, to be executed by their respective officers on the day and year first written above.

INTERNATIONAL LEASE FINANCE            WORLD AIRWAYS,INC.
CORPORATION

By: Kenneth D. Taylor                  By: Joseph J. Shallcross
   ---------------------------            ------------------------------
Its: Vice President                    Its: Sr. Vice Pres Tech Svcs
    --------------------------             -----------------------------
Date: 4/22/93                          Date: 4/22/93
     -------------------------              ----------------------------